                                                                  EXHIBIT 10.152


           EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

         This Eighth Amendment to Loan and Security Agreement and Waiver (this "EIGHTH AMENDMENT") is entered into as of the 25th day of February, 2002, between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Eighth Amendment and listed in EXHIBIT B to the Loan Agreement (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as a Lender. Capitalized terms used but not defined in this Eighth Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, Ramsay Louisiana, Inc., a Delaware corporation, Ramsay Hospital Corporation of Louisiana, Inc., a Louisiana corporation and Bethany Psychiatric Hospital, Inc., an Oklahoma corporation merged into Ramsay Managed Care, Inc. on June 20, 2001 (the "MANAGED CARE MERGER")

         WHEREAS, Ramsay Educational Services, Inc. filed a name change and is now doing business as Ramsay Treatment Services, Inc. (the "RAMSAY TREATMENT NAME CHANGE");

         WHEREAS, Events of Default exist pursuant to (i) SECTION 10.1.3 of the Loan Agreement as a result of Holdings' failure, on a Consolidated basis, to comply with the Capital Expenditures requirement for the twelve calendar month period ending on December 31, 2001, as required pursuant to SECTION 8.2.9 of the Loan Agreement and (ii) SECTION 7.1.4 of the Loan Agreement as a result of Holdings' failure to notify Agent that the name of Ramsay Educational Services, Inc. had changed to Ramsay Treatment Services, Inc. (the "EXISTING EVENTS OF Default");

         WHEREAS, the Borrowers have requested that Agent and Lenders (i) waive the Existing Events of Default; (ii) amend the Loan Agreement to (a) increase the Revolving Credit Loan Commitment, (b) make an additional advance on the Term Loan, (c) increase the permitted Capital Expenditures and (d) make certain other revisions to the terms of the Loan Agreement; and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' request to waive the Existing Events of Default and amend the Loan Agreement as set forth in this Eighth Amendment.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 3 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, the Loan Agreement shall be amended effective February 25, 2002 (the "EIGHTH AMENDMENT EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 AMENDED DEFINITION. The following definition contained in APPENDIX A to the Loan Agreement shall be amended to read in its entirety as follows:

         BORROWING BASE - AS AT ANY DATE OF DETERMINATION THEREOF, AN AMOUNT EQUAL TO THE LESSER OF:

                           (1) FIFTEEN MILLION DOLLARS ($15,000,000); OR

                           (2) (a) PRIOR TO THE BORROWING BASE CHANGE DATE, THE
                  AMOUNT EQUAL TO FIFTY PERCENT (50%) OF THE AMOUNT OF NET ACCOUNTS AS DETERMINED FROM THE MOST RECENT CONSOLIDATED BALANCE SHEET OF BORROWERS FURNISHED TO AGENT PURSUANT TO
                  SECTION 8.1.3(II), OR (B) FROM AND AFTER THE BORROWING BASE CHANGE DATE, AN AMOUNT EQUAL TO THE SUM OF (I) EIGHTY-FIVE PERCENT (85%) OF NET ELIGIBLE ACCOUNTS; PLUS (II) THE LESSER OF (X) $3,000,000 AND (Y) EIGHTY-FIVE PERCENT (85%) OF NET ELIGIBLE UNBILLED ACCOUNTS; PLUS (III) THE LESSER OF (X) $350,000 AND (Y) EIGHTY-FIVE PERCENT (85%) OF NET ELIGIBLE SELF-PAY ACCOUNTS; MINUS (IV) ANY AMOUNTS WHICH AGENT REASONABLY EXPECTS IT OR LENDERS MAY BE OBLIGATED TO PAY IN THE FUTURE FOR THE ACCOUNT OF ANY BORROWER.

         MINUS (SUBTRACT (3) BELOW FROM THE LESSER OF (1) OR, AS APPLICABLE,
         (2)(a) OR (2)(b) ABOVE)

                           (3) AN AMOUNT EQUAL TO THE LC AMOUNT.

         1.2 INCREASE OF REVOLVING CREDIT LOAN COMMITMENT. Section 1.1.1 of the Loan Agreement shall be amended by deleting the words "Twelve Million Dollars ($12,000,000)" from such Section and inserting the words "Fifteen Million Dollars ($15,000,000)" in place thereof.

         1.3 INCREASE OF TERM LOAN. Section 1.2.1 of the Loan Agreement shall be amended to read in its entirety as follows:

                  1.3.1 TERM LOAN. ON THE CLOSING DATE, SUBJECT TO THE FULFILLMENT OR WAIVER OF ALL CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT, EACH LENDER SHALL MAKE TERM LOANS (COLLECTIVELY THE "CLOSING DATE TERM LOAN") TO BORROWERS IN THE AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE AMOUNT SET FORTH BELOW SUCH LENDER'S NAME ON THE SIGNATURE PAGES HEREOF (SUCH LENDER'S "TERM LOAN COMMITMENT"). ON AUGUST 4, 2000, FCC SHALL MAKE A TERM LOAN TO BORROWERS OF $4,500,000 (THE "AUGUST 2000 TERM LOAN"). ON FEBRUARY 25, 2002, FCC SHALL MAKE A

         TERM LOAN TO BORROWERS OF $1,500,000 (THE "FEBRUARY 2002 TERM LOAN," TOGETHER WITH THE CLOSING DATE TERM LOAN AND THE AUGUST 2000 TERM LOAN, THE "TERM LOANS"). THE PERCENTAGE EQUAL TO THE QUOTIENT OF (X) EACH LENDER'S TERM LOAN COMMITMENT, DIVIDED BY (Y) THE AGGREGATE OF ALL TERM LOAN COMMITMENTS, IS SUCH LENDER'S "TERM LOAN PERCENTAGE." AFTER GIVING EFFECT TO THE FEBRUARY 2002 TERM LOAN, THE AGGREGATE AMOUNT OF THE TERM LOAN COMMITMENTS IS NINE MILLION ONE HUNDRED FIFTY FOUR THOUSAND SIX HUNDRED EIGHTY TWO AND 00/100 DOLLARS ($9,154,682.00). THE TERM LOANS SHALL BE EVIDENCED BY ONE OR MORE TERM NOTES TO BE EXECUTED AND DELIVERED BY BORROWERS TO LENDERS, WHICH SHALL BEAR INTEREST AS SPECIFIED IN SECTION 2.1 AND SHALL BE REPAYABLE IN ACCORDANCE WITH THE TERMS OF TERM NOTES. AMOUNTS REPAID WITH RESPECT TO THE TERM LOANS MAY NOT BE REBORROWED. THE PROCEEDS OF THE TERM LOANS SHALL BE USED BY BORROWERS SOLELY FOR PURPOSES OF REPAYING THE REVOLVING CREDIT LOANS.

         1.4 AMENDMENT TO CAPITAL EXPENDITURES COVENANT. Section 8.2.9 of the Loan Agreement shall be amended to read in its entirety as follows:

                  8.2.9 CAPITAL EXPENDITURES. MAKE CAPITAL EXPENDITURES (INCLUDING, BY WAY OF CAPITALIZED LEASE OBLIGATIONS) WHICH, IN THE AGGREGATE, AS TO HOLDINGS AND ITS SUBSIDIARIES, ON A CONSOLIDATED BASIS, EXCEED, IN THE AGGREGATE, (I) $2,600,000 DURING THE CALENDAR YEAR ENDING ON DECEMBER 31, 2001, OR (II) $3,000,000.00 DURING ANY CALENDAR YEAR ENDING ON OR AFTER DECEMBER 31, 2002.

         1.5 COMMITMENTS. As of the Eighth Amendment Effective Date, each Lender's Term Loan Commitment, Acquisition Loan Commitment, Revolving Credit Loan Commitment, Term Loan Percentage, Acquisition Loan Percentage and Revolving Credit Percentage shall be as set forth below such Lender's name on the signature pages of this Eighth Amendment.

         1.6 AMENDMENT TO EXHIBITS. Exhibits A, A-1, B, D, E, F, G, H, I, J, K, L, M, N, R, S, T, U, V, W and X to the Loan Agreement shall be amended in their entirety by substituting Exhibits A, A-1, B, D, E, F, G, H, I, J, K, L, M, N, R, S, T, U, V, W and X each of which is attached hereto as Exhibit A, Exhibit A-1, Exhibit B, Exhibit D, Exhibit E, Exhibit F, Exhibit G, Exhibit H, Exhibit I, Exhibit J, Exhibit K, Exhibit L, Exhibit M, Exhibit N, Exhibit R, Exhibit S, Exhibit T, Exhibit U, Exhibit V, Exhibit W and Exhibit X respectively.

         SECTION 2. WAIVER. Effective as of the Eighth Amendment Effective Date, Agent and Lenders hereby waive the Existing Events of Default. Borrowers acknowledge and agree that the foregoing waiver is limited solely to the matters expressly set forth herein and for the period of time set forth herein. Nothing contained in the waiver set forth herein shall obligate Agent and Lenders to grant any additional or future waiver pursuant to SECTION 8.2.9 of the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document.

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Eighth Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 3. If each condition set forth in this SECTION 3 has not been satisfied by February 25, 2002, this Eighth Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         3.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel a duly executed copy of this Eighth Amendment. Each Lender shall have received, in form and substance acceptable to Agent and Lenders and their counsel a duly executed original of
(i) a Revolving Credit Note in favor of such Lender in the amount of such Lender's Revolving Credit Percentage in the form of Exhibit A attached hereto, and (ii) a Term Note in favor of such Lender in the amount of such Lender's Term Loan Percentage in the form of Exhibit A-1 attached hereto, and any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         3.2 2007 SUBORDINATED DEBT DOCUMENTS. ING and SunTrust shall have consented to the amendments set forth in the Eighth Amendment to Loan and Security Agreement and Waiver and amended the 2007 Subordinated Debt Documents in a manner and on terms and conditions satisfactory to the Agent and Lenders.

         3.3 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Loan Party of this Eighth Amendment, including, but not limited to the following:

                  1. Company General Certificate for Holdings and each of Holdings Subsidiaries;

                  2. Copy of Resolutions of Holdings and each of Holdings Subsidiaries, authorizing the execution of the Eighth Amendment and the increase in the Revolving Credit Loan Commitment and the Term Loan Commitment; and

                  3. Good Standing Certificates for Holdings and each of Holdings Subsidiaries from their respective states of incorporation; provided, however, that Borrower shall, within 45 days hereof, provide to Agent a Good Standing Certificate for Ramsay Youth Services Puerto Rico, Inc.

         3.4 NO DEFAULT. No Default or Event of Default (other than the Existing Events of Default) shall exist.

         3.5 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Eighth Amendment, the Loan Agreement or the consummation of the transactions contemplated hereby.

         3.6 FEE. Borrowers shall have paid to Agent an amendment fee of $50,000.00.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Agent and Lenders to enter into this Eighth Amendment, each Borrower hereby represents and warrants to Agent and Lenders as follows:

         4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to (i) the amendments set forth in SECTION 1 hereof, (ii) the Managed Care Merger and (iii) the Ramsay Treatment Name Change.

         4.2 MANAGED CARE MERGER. Attached hereto as Exhibit 1 are true and correct copies of the Certificate of Merger and the Agreement and Plan of Merger Merging Ramsay Louisiana, Inc., Ramsay Hospital Corporation of Louisiana, Inc. and Bethany Psychiatric Hospital, Inc. with and into Ramsay Managed Care, Inc.

         4.3 RAMSAY TREATMENT NAME CHANGE. Attached hereto as Exhibit 2 are true and correct copies of all documents evidencing the Ramsay Treatment Name Change.

         4.4 NO OUTSTANDING JUNIOR SUBORDINATED DEBT OR PREFERRED STOCK. As of the date hereof, there is no outstanding Indebtedness with respect to the Junior Subordinated Debt Documents and no Preferred Stock is outstanding.

         4.5 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Eighth Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.

         4.6 ENFORCEABILITY. This Eighth Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.7 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 5. MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Eighth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Eighth Amendment and all related documents.

         5.4 COUNTERPARTS. This Eighth Amendment may be executed in counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Eighth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         5.5 COMPLETE AGREEMENT. THIS EIGHTH AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.6 HEADINGS. The headings, captions and arrangements used in this Eighth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Eighth Amendment, nor affect the meaning thereof.

                            (SIGNATURE PAGES FOLLOW)

         IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.


By:
   --------------------------------------------------
         Luis E. Lamela
         President and Chief Executive Officer

BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC. f/k/a RAMSAY EDUCATIONAL SERVICES, INC. RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


By:
   --------------------------------------------------
         Luis E. Lamela
         Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


       By:
          -------------------------------------------
                  Luis E. Lamela
                  Vice President

AGENT AND LENDERS:

FLEET CAPITAL CORPORATION
("Agent" and a "Lender")


By:
   --------------------------------------------------
       Dennis M. Hansen
       Senior Vice President


Revolving Credit Loan Commitment:          $15,000,000.00
Revolving Credit Percentage:                          100%
Term Loan Commitment:                       $9,154,682.00
Term Loan Percentage:                                 100%
Acquisition Loan Commitment:                $1,797,279.42
Acquisition Loan Percentage:                          100%

                            CONSENT AND REAFFIRMATION

       The undersigned (each a "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Eighth Amendment to Loan and Security Agreement and Waiver (the "EIGHTH AMENDMENT"); (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

       IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Eighth Amendment.

GUARANTOR:

RAMSAY YOUTH SERVICES PUERTO RICO, INC.


By:
   --------------------------------------------------
       Luis E. Lamela
       Vice President

                                    Exhibit A
                              REVOLVING CREDIT NOTE

$__________________                                          __________________

                                                             __________________



         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "Borrowers", and each individually, a "Borrower"), hereby PROMISES TO PAY to the order of _______________, a _________________ corporation ("Lender"), or its registered assigns, at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Revolving Credit Note (this "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of ___________ DOLLARS ($ ___), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loans, together with interest on the unpaid principal amount of this Note outstanding from time to time.

         This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998, by and among Borrowers, the Lender signatories thereto (including Lender) and Fleet Capital Corporation ("FCC"), as agent for such Lender (FCC in such capacity "Agent") (as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         This Note amends, modifies, increases and restates, but does not extinguish, the indebtedness evidenced by that certain Revolving Credit Note of Borrowers dated February 12, 2002, payable to the order of Fleet Capital Corporation in the original principal amount of $12,000,000.00.

         This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Texas.

RAMSAY YOUTH SERVICES, INC.


By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------


BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC. f/k/a RAMSAY EDUCATIONAL SERVICES, INC. RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------


H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


         By:
                  --------------------------------------------

         Name:
                  --------------------------------------------

         Title:
                  --------------------------------------------

                                   EXHIBIT A-1

                             SECURED PROMISSORY NOTE

                                   (Term Note)

$_____________                                              February [__], 2002
                                                                  Dallas, Texas


         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "BORROWER", and each individually, a "BORROWER"), hereby promises to pay to the order of ________________________, a ________corporation (hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of _________________Dollars ($________), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is one of the Term Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998, by and among Borrowers, the Lender signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as Agent for said Lender (FCC in such capacity, "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

         (b) Principal shall be due and payable monthly on the first day of each month during the periods set forth below in the amounts set forth opposite such periods:

                  DATE                               SCHEDULED INSTALLMENT
                  ----                               ---------------------

                  March 1, 2002 through                     $239,583
                    October 31, 2002

                  November 1, 2002 through                  $302,083
                    October 30, 2003

         (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provision of Section 3.3 of the Loan Agreement. Borrowers may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         This Note amends, modifies, and restates, but does not extinguish, the indebtedness evidenced by that certain Secured Promissory Note (Term Note) of Borrowers dated February 12, 2002, payable to the order of Fleet Capital Corporation in the original principal amount of $7,654,682.00.

       This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

RAMSAY YOUTH SERVICES, INC.


By:
       -------------------------------------

Name:
       -------------------------------------

Title:
       -------------------------------------


BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC. f/k/a RAMSAY EDUCATIONAL SERVICES, INC. RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


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H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


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